                                                                 EXHIBIT 10.13





--------------------------------------------------------------------------------


                          SECURITIES PURCHASE AGREEMENT


                                  by and among


                              GLASSTECH HOLDING CO

                                GLASSTECH SUB CO.

                                       and

                        CIBC WOOD GUNDY SECURITIES CORP.,
                              as Initial Purchaser


                        ---------------------------------


                            Dated as of June 27, 1997

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                -----------------


                                                                           Page
                                                                           ----

                                    ARTICLE I

                                   DEFINITIONS

Section 1.1.   Definitions ................................................. 1

Section 1.2.   Accounting Terms; Financial Statements....................... 7

                                   ARTICLE II

                    ISSUE OF SECURITIES; PURCHASE AND SALE OF
                  SECURITIES; RIGHTS OF HOLDERS OF SECURITIES;
                          OFFERING BY INITIAL PURCHASER

Section 2.1.   Issue of Securities ......................................... 7
Section 2.2.   Purchase, Sale and Delivery of Securities.................... 8
Section 2.3.   Registration Rights of Holders of Securities................. 9
Section 2.4.   Offering by the Initial Purchaser............................ 9

                                   ARTICLE III

              REPRESENTATIONS AND WARRANTIES; RESALE OF SECURITIES

Section 3.1.   Representations and Warranties of the Issuer................ 10
Section 3.2.   Representations and Warranties of Holding................... 23
Section 3.3.   Resale of Securities ....................................... 24

                                   ARTICLE IV

                         CONDITIONS PRECEDENT TO CLOSING

Section 4.1.   Conditions Precedent to Obligations of
                 the Initial Purchaser..................................... 25

                                                                           Page
                                                                           ----
                                    ARTICLE V

                                    COVENANTS

Section 5.1.   Covenants of Holding and the Issuer......................... 29

                                   ARTICLE VI

                                      FEES

Section 6.1.   Costs, Expenses and Taxes .................................. 32

                                   ARTICLE VII

                                    INDEMNITY

Section 7.1.   Indemnity .................................................. 33
Section 7.2.   Contribution ............................................... 37
Section 7.3.   Registration Rights Agreements ............................. 38

                                  ARTICLE VIII

                                  MISCELLANEOUS

Section 8.1.   Survival of Provisions ..................................... 38
Section 8.2.   Termination ................................................ 38
Section 8.3.   No Waiver; Modifications in Writing......................... 39
Section 8.4.   Information Supplied by the Initial Purchaser............... 40
Section 8.5.   Communications ............................................. 40
Section 8.6.   Execution in Counterparts .................................. 41
Section 8.7.   Successors ................................................. 41
Section 8.8.   Governing Law .............................................. 42
Section 8.9.   Severability of Provisions ................................. 42
Section 8.10.  Headings ................................................... 42



SIGNATURE PAGE

                                    EXHIBITS

Exhibit 1      Form of Opinion of Baker and Hostetler
Exhibit 2      Form of Opinion of Cahill Gordon & Reindel
Exhibit 3      Form of Report of Brooks & Kushman

         SECURITIES PURCHASE AGREEMENT, dated as of June 27, 1997 (the "AGREEMENT"), by and among GLASSTECH HOLDING CO., a Delaware corporation ("HOLDING"), GLASSTECH SUB CO., a Delaware corporation (the "ISSUER") and a wholly owned subsidiary of Holding, and CIBC WOOD GUNDY SECURITIES CORP. (the "INITIAL PURCHASER").

         In consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

         Section 1.1. DEFINITIONS. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

         "ACCREDITED INVESTOR" has the meaning provided therefor in Section 3.2 of this Agreement.

         "ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

         "AFFILIATE" means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the Person in question. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; PROVIDED, HOWEVER, that beneficial ownership of at least 10% of the voting securities of a Person shall be deemed to be control.

         "AGREEMENT" means this Agreement, as the same may be amended, supplemented or modified in accordance with the terms hereof.

         "BASIC DOCUMENTS" means, collectively, the Indenture, the Supplemental Indenture, the Notes, the Registration Rights

Agreement, the Warrant Agreement, the Warrants, the Common Stock Registration Rights Agreement and this Agreement.

         "BUSINESS DAY" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the City of New York are authorized or obligated by law to close.

         "CLASS A COMMON STOCK" means the Class A Common Stock, par value $0.01 per share, of Holding.

         "CLOSING" has the meaning provided therefor in Section 2.2(b) of this Agreement.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COMMISSION" means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Act.

         "COMMON STOCK REGISTRATION RIGHTS AGREEMENT" means the common stock registration rights agreement between Holding, the Initial Purchaser and certain stockholders named therein.

         "COMMONLY CONTROLLED ENTITY" has the meaning provided therefor in
Section 3.1(t).

         "CREDIT AGREEMENT" has the meaning provided therefor in Section 2.1 of this Agreement.

         "DEFAULT" means any event, act or condition which, with notice or lapse of time or both, would constitute an Event of Default.

         "EFFECTIVE TIME" has the meaning provided therefor in Section 2.1 of this Agreement.

         "ENVIRONMENTAL LAW" has the meaning provided therefor in Section
3.1(aa).

         "EQUITY CONTRIBUTION" has the meaning provided therefor in Section 2.1 of this Agreement.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "ERNST & YOUNG" has the meaning set forth in Section 1.3(b) hereof.

         "EVENT OF DEFAULT" means any event defined as an Event of Default in the Indenture.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

         "EXCHANGE NOTES" shall have the meaning provided therefor in the Note Registration Rights Agreement.

         "EXISTING NOTES" means Glasstech's 10% Senior Notes due 2001.

         "FINAL MEMORANDUM" has the meaning provided therefor in Section 2.1 of this Agreement.

         "FOREIGN PLANS" has the meaning provided therefor in Section 3.1(t).

         "GLASSTECH" has the meaning provided therefor in Section 2.1 of this Agreement.

         "GLASSTECH ENTITIES" has the meaning provided therefor in Section 2.1 of this Agreement.

         "HOLDING" has the meaning provided therefor in the introductory paragraph of this Agreement.

         "INDEMNIFIED PARTY" has the meaning provided therefor in Section 7.1(c) of this Agreement.

         "INDEMNIFYING PARTY" has the meaning provided therefor in Section 7.1(c) of this Agreement.

         "INDENTURE" means the indenture dated as of July 2, 1997 by and between the Issuer and the Trustee under which the Notes will be issued.

         "INITIAL PURCHASER" has the meaning provided therefor in the introductory paragraph of this Agreement.

         "INTELLECTUAL PROPERTY RIGHTS" has the meaning provided therefor in
Section 3.1(x).

         "ISSUER" has the meaning provided therefor in the introductory paragraph of this Agreement.

         "LIEN" means, with respect to any property or assets of any Person, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge,

easement, encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property or assets (including without limitation, any Capitalized Lease Obligation (as defined in the Indenture), conditional sales, or other title retention agreement having substantially the same economic effect as any of the foregoing).

         "MATERIAL ADVERSE EFFECT" means, with respect to the Glasstech Entities and Glasstech's Subsidiaries and, at and immediately after the Effective Time, the Surviving Company and its Subsidiaries, a material adverse effect on the business, condition (financial or otherwise), results of operations or prospects of the Glasstech Entities and Glasstech's Subsidiaries and, at and immediately after the Effective Time, the Surviving Company and its Subsidiaries, taken as a whole; PROVIDED that, with respect to the Glasstech Entities and, at and immediately after the Effective Time, the Surviving Company, "Material Adverse Effect" shall also mean a material adverse effect on the ability of any of the Glasstech Entities and, at and immediately after the Effective Time, the Surviving Company to perform its respective obligations under this Agreement or the Other Transaction Documents.

         "MEMORANDUM" has the meaning provided therefor in Section 2.1 of this Agreement.

         "MERGER" has the meaning provided therefor in Section 2.1 of this Agreement.

         "MERGER AGREEMENT" has the meaning provided therefor in Section 2.1 of this Agreement.

         "NOTES" means the 12:% Senior Notes due 2004 of the Issuer.

         "OFFERING" has the meaning provided therefor in Section 2.1 of this Agreement.

         "OFFERING MATERIALS" has the meaning provided therefor in Section 7.1 of this Agreement.

         "OTHER TRANSACTION DOCUMENTS" means the Merger Agreement and the Revolving Credit Facility.

         "PERSON" means any individual, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint-stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

         "PORTAL" means the Private Offerings, Resales and Trading through Automated Linkages Market.

         "PRELIMINARY MEMORANDUM" has the meaning provided therefor in Section
2.1 of this Agreement.

         "PRIVATE EXCHANGE NOTES" shall have the meaning provided therefor in the Registration Rights Agreement.

         "PROCEEDING" has the meaning provided therefor in Section 7.1(c) of this Agreement.

         "QIB" has the meaning provided therefor in Section 3.2 of this Agreement.

         "REGISTRATION RIGHTS AGREEMENT" means the registration rights agreement by and between the Issuer and the Initial Purchaser relating to the Notes.

         "REVOLVING CREDIT FACILITY" has the meaning provided therefor in the Final Memorandum.

         "SECURITIES" has the meaning provided therefor in Section 2.1 of this Agreement.

         "STATE" means each of the states of the United States, the District of Columbia and the Commonwealth of Puerto Rico.

         "STATE COMMISSION" means any agency of any State having jurisdiction to enforce such State's securities laws.

         "SUBSIDIARY" means, with respect to any Person, any corporation, partnership, joint venture, association or other business entity, whether now existing or hereafter organized or acquired, (i) in the case of a corporation, of which more than 50% of the total voting power of the capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, officers or trustees thereof is held by such first-named Person or any of its Subsidiaries; or

(ii) in the case of a partnership, joint venture, association or other business entity, with respect to which such first-named Person or any of its Subsidiaries has the power to direct or cause the direction of the management and policies of such entity by contract or otherwise or if in accordance with generally accepted accounting principles such entity is consolidated with the first-named Person for financial statement purposes.

         "SUPPLEMENTAL INDENTURE" has the meaning provided therefor in Section
2.1 of this Agreement.

         "SURVIVING COMPANY" has the meaning provided therefor in Section 2.1 of this Agreement.

         "TAXES" has the meaning provided therefor in Section 3.1(w) of this Agreement.

         "TIME OF PURCHASE" has the meaning provided therefor in Section 2.2(b) of this Agreement.

         "TRANSACTION DOCUMENTS" means the Basic Documents and the Other Transaction Documents.

         "TRANSACTIONS" means the Merger, the Offering, the Equity Contribution and the Revolving Credit Facility.

         "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder.

         "TRUSTEE" means United States Trust Company of New York, as trustee under the Indenture.

         "UNITS" has the meaning provided therefor in Section 2.1 of this Agreement.

         "WARRANT AGENT" means United States Trust Company of New York, as warrant agent under the Warrant Agreement.

         "WARRANT AGREEMENT" means the warrant agreement dated as of July 2, 1997 by and between Holding and the Warrant Agent under which the Warrants will be issued.

         "WARRANT SHARES" means the shares of Class A Common Stock issued or issuable upon the exercise of Warrants.

         "WARRANTS" means the warrants of Holding, each Warrant initially entitling the holder thereof to purchase 0.01253157 shares of Class A Common Stock of Holding.

         Section 1.2. ACCOUNTING TERMS; FINANCIAL STATEMENTS. All accounting terms used herein not expressly defined in this Agreement shall have the respective meanings given to them in accordance with generally accepted accounting principles in the United States as the same may be in effect from time to time.

                                   ARTICLE II

                    ISSUE OF SECURITIES; PURCHASE AND SALE OF
                  SECURITIES; RIGHTS OF HOLDERS OF SECURITIES;
                         OFFERING BY INITIAL PURCHASER

         Section 2.1. ISSUE OF SECURITIES. Holding and the Issuer have authorized the issuance of 70,000 units (the "UNITS") consisting of $1,000 principal amount of the Notes and one Warrant (the "OFFERING"). The Notes are to be issued pursuant to the Indenture and the Warrants are to be issued pursuant to the Warrant Agreement. The Units, Notes and Warrants are referred to herein as the "SECURITIES". Each Note will be substantially in the form of the Note set forth as Exhibit A to the Indenture. Each Warrant will be substantially in the form of the Warrant set forth as Exhibit A to the Warrant Agreement.

         The Securities will be offered and sold to the Initial Purchaser without being registered under the Act, in reliance on exemptions therefrom.

         The Securities are being offered in connection with a Merger Agreement dated June 5, 1997 (as amended through the date hereof and together with all ancillary agreements entered into therewith, the "MERGER AGREEMENT"). Pursuant to the Merger Agreement, (i) the net proceeds of the Offering, together with the proceeds from an equity contribution of up to $15,000,000 (the "EQUITY CONTRIBUTION") from Holding, will be used by the Issuer to acquire all of the outstanding capital stock of Glasstech, Inc. ("GLASSTECH") from its existing stockholders and (ii) the Issuer will be merged with and into Glasstech (the "MERGER"), with Glasstech surviving the Merger (the "SURVIVING COMPANY"). In addition, concurrently with the consummation of the Merger, the Surviving Company will execute and deliver a credit agreement (the "CREDIT AGREEMENT") con-sisting of a $10.0 million revolving credit facility (the "REVOLVING CREDIT FACILITY"). The time of consummation of the Merger is referred to herein as the "EFFECTIVE TIME."

         At the Effective Time, the Surviving Company and the Trustee will enter into a first supplemental indenture to the Indenture (the "SUPPLEMENTAL INDENTURE") providing for the express assumption by the Surviving Company of the covenants, agreements and undertakings of the Issuer in the Indenture and under the Notes.

         In connection with the sale of the Securities, Holding, the Issuer and Glasstech (collectively, the "GLASSTECH ENTITIES") have prepared a preliminary offering memorandum dated June 10, 1997 (the "PRELIMINARY MEMORANDUM") and prepared a final offering memorandum dated June 27, 1997 (the "FINAL MEMORANDUM" and, together with the Preliminary Memorandum, the "MEMORANDUM") setting forth or including a description of the terms of the Notes, the terms of the Offering, a description of the Glasstech Entities and Glasstech's Subsidiaries and any material developments relating to the Glasstech Entities and Glasstech's Subsidiaries occurring after the date of the most recent financial statements included therein.

         Section 2.2. PURCHASE, SALE AND DELIVERY OF SECURITIES. (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, Holding and the Issuer agree that they will sell to the Initial Purchaser, and the Initial Purchaser agrees that it will purchase at the Time of Purchase, 70,000 Units consisting of $70,000,000 aggregate principal amount of the Notes of the Issuer and 877.21 Warrants to purchase Class A Common Stock of Holding at a price equal to 97.00% of the principal amount of the Notes. The Notes will be issued by the Issuer and the warrants will be issued by Holding.

         Each Unit will consist of $1,000 principal amount of the Notes and one Warrant to purchase 0.01253157 shares of Class A Common Stock of Holding. The Notes and the Warrants will be separately transferable immediately after the Issue Date.

         (b) The purchase, sale and delivery of the Securities will take place at a closing (the "CLOSING") at the offices of Baker & Hostetler LLP, 3200 National City Center, Cleveland, Ohio, at 10:00 A.M., New York time, on
July 2, 1997, or such later date and time, if any, as the Initial Pur-chaser, Holding and the Issuer shall agree. The time at which such Closing is concluded is herein called the "TIME OF PURCHASE."

         (c) One or more certificates in definitive form for each of the Notes and the Warrants that the Initial Purchaser has agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Initial Purchaser requests upon notice to the Issuer at least 48 hours prior to the Closing, shall be delivered by or on behalf of Holding, in the case of the Warrants, and the Issuer, in the case of the Notes, to the Initial Purchaser, against payment by or on behalf of the Initial Purchaser of the purchase price therefor by wire transfer of immediately available funds wired in accordance with the written instructions of Holding and the Issuer. Holding shall make such certificate or certificates for the Warrants available and the Issuer will make such certificate or certificates for the Notes available for checking and packaging by the Initial Purchaser at the offices of the Initial Purchaser, or such other place as the Initial Purchaser may designate, at least 24 hours prior to the Closing.

         Section 2.3. REGISTRATION RIGHTS OF HOLDERS OF SECURITIES. The Initial Purchaser and its direct and indirect transferees of the Notes shall have such rights with respect to the registration thereof under the Act and qualification of the Indenture under the Trust Indenture Act as are set forth in the Registration Rights Agreement. The Initial Purchaser and its direct and indirect transferees of the Warrants shall have such rights with respect to the registration thereof under the Act as are set forth in the Common Stock Registration Rights Agreement.

         Section 2.4. OFFERING BY THE INITIAL PURCHASER. The Initial Purchaser proposes to make an offering of the Securities at the price and upon the terms set forth in the Final Memorandum, as soon as practicable after this Agreement is entered into and as in the judgment of the Initial Purchaser is advisable.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES;
                              RESALE OF SECURITIES
                         -------------------------------

         Section 3.1. REPRESENTATIONS AND WARRANTIES OF THE ISSUER. The Issuer represents and warrants to and agrees with the Initial Purchaser as follows:

                  (a) The Final Memorandum, as of its date and at the Time of Purchase, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 3.1(a) do not apply to statements or omissions made in reliance upon and in conformity with information relating to the Initial Purchaser furnished to the Issuer in writing by the Initial Purchaser expressly for use in the Final Memorandum or any amendment or supplement thereto or relating to the manner of sale of the Notes by the Initial Purchaser.

                  (b) The audited consolidated financial statements of Glasstech and its Subsidiaries included in the Final Memorandum present fairly the financial position, results of operations and cash flows of Glasstech and its Subsidiaries at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein. The summary and selected financial data in the Final Memorandum present fairly in all material respects the financial information shown therein and have been prepared and compiled on a basis consistent with the audited financial statements included therein, except as otherwise stated therein. Ernst & Young LLP ("ERNST & YOUNG") is an independent public accounting firm within the meaning of the Act and the rules and regulations promulgated thereunder. The pro forma financial statements (including the notes thereto) and the other pro forma financial information included in the Final Memorandum have been prepared using assumptions which Glasstech believes to be reasonable and in accordance with the applicable requirements of the Act and include all adjustments necessary to present fairly the pro forma financial information included within the Final Memorandum at the respective dates and for the respective periods indicated.

                  (c) Each of the Glasstech Entities is and, immediately after the Effective Time, the Surviving Company will be, a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has or, in the case of the Surviving Company, will have filed all reports with the Secretary of State of Delaware required to obtain a certificate with respect to continued subsistence in good standing from that office. Each Subsidiary of Glasstech is a corporation duly incorporated or organized, validly existing and in good standing under the laws of the state or other jurisdiction of its incorporation or organization. Each of Glasstech and its Subsidiaries is and, immediately after the Effective Time, each of the Surviving Company and its Subsidiaries will be, duly qualified and in good standing as a foreign corporation, and authorized to do business, in each jurisdiction in which the ownership or leasing of any property or the character of its operations makes such qualification necessary and in which the failure so to qualify is reasonably likely to have a Material Adverse Effect.

                  (d) At and as of the Effective Time, the Surviving Company will have the authorized, issued and outstanding capitalization of 1,000 shares of common stock, par value $0.01 per share. All of the issued and outstanding shares of capital stock of the Glasstech Entities and Glasstech's Subsidiaries are and, at and as of the Effective Time, of the Surviving Company and its Subsidiaries will be validly issued, fully paid and nonassessable and none of such shares were issued in violation of any preemptive or similar rights. Except as set forth in the Final Memorandum and the Merger Agreement in the case of the Glasstech Entities and the Glasstech Subsidiaries, and except as set forth in the Final Memorandum in the case of the Surviving Company and its Subsidiaries, (i) there are no outstanding subscriptions, options, warrants, rights, convertible securities or other binding agreements or commitments of any character obligating any of the Glasstech Entities or Glasstech's Subsidiaries or, at and as of the Effective Time, the Surviving Company or any of its Subsidiaries, to issue any securities and (ii) there is no agreement, understanding or arrangement among any of the Glasstech Entities or any of Glasstech's Subsidiaries and, at and as of the Effective Time, there will be no agreement, understanding or arrangement among the Surviving Company or its Subsidiaries and their respective stockholders or any other Person relating to the ownership or disposition of any capital stock in any of the Glasstech Entities or any of Glasstech's Subsidiaries or the Surviving Company or any of its Subsidiaries, the election of directors of any of the Glasstech Entities or any of Glasstech's Subsidiaries or the Surviving Company or any of its Subsidiaries or the governance of any of the Glasstech Entities' or any of Glasstech's Subsidiaries' or the Surviving Company's or any of its Subsidiaries' affairs, and such agreements, arrangements or understandings will not be breached or violated as a result of the execution and delivery of, or the consummation of the transactions contemplated by, this Agreement and the Other Transaction Documents.

                  (e) This Agreement has been duly authorized, executed and delivered by the Issuer and (assuming the due authorization, execution and delivery by the Initial Purchaser) is a valid and legally binding agreement of the Issuer and, at and as of the Effective Time, will be a valid and legally binding agreement of the Surviving Company, enforceable against the Issuer and, at and as of the Effective Time, against the Surviving Company in accordance with its terms except (i) that the enforcement hereof may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and to general principles of equity and the discretion of the court before which any proceeding therefor may be brought and (ii) as any rights to indemnity or contribution hereunder may be limited by federal and state securities laws and public policy considerations.

                  (f) The Indenture has been duly authorized by the Issuer and, when executed and delivered by the Issuer (assuming the due authorization, execution and delivery by the Trustee), will constitute a valid and legally binding agreement of the Issuer, enforceable against it in accordance with its terms except (i) that the enforcement thereof may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and to general principles of equity and the discretion of the court before which any proceeding therefor may be brought and (ii) as any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations.

                  (g) The Supplemental Indenture has been duly and validly authorized by the Issuer and Glasstech. The Supplemental Indenture, when executed and delivered by the Surviving Company (assuming the due authorization, execution and delivery thereof by the Trustee), will be duly executed and delivered and will constitute the valid and legally binding obligation of the Surviving Company, enforceable against the Surviving Company in accordance with its terms, except (i) that the enforcement thereof may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and to general principles of equity and the discretion of the court before which any proceeding therefor may be brought and (ii) as any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations.

                  (h) The Registration Rights Agreement has been duly authorized by the Issuer and (assuming the due authorization, execution and delivery by the Initial Purchaser) is a valid and legally binding agreement of the Issuer and, at and as of the Effective Time, will be a valid and legally binding agreement of the Surviving Company, enforceable against it in accordance with its terms except (i) that the enforcement thereof may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and to general principles of equity and the discretion of the court before which any proceeding therefor may be brought and (ii) as any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations.

                  (i) The Notes have each been duly authorized by the Issuer and, when executed by the Issuer and authenticated by the Trustee in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture and will constitute valid and legally binding obligations of the Issuer and, following the execution of the Supplemental Indenture, the Surviving Company, enforceable in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to credi-tors' rights generally, and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

                  (j) The Exchange Notes and the Private Exchange Notes have each been duly authorized by the Issuer and Glasstech and, when executed by the Surviving Company and authenticated by the Trustee in accordance with the provisions of the Registration Rights Agreement and the Indenture, as amended by the Supplemental Indenture, will be entitled to the benefits of the Indenture, as amended by the Supplemental Indenture, and will constitute valid and legally binding obligations of the Surviving Company, enforceable in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

                  (k) Immediately after the consummation of the Transactions (including the use of proceeds from the sale of Notes at the Time of Purchase), to the best of the Issuer's knowledge: (i) on a pro forma basis, the fair value and present fair saleable value of the Surviving Company's assets would exceed the Surviving Company's stated liabilities and identified contingent liabilities; (ii) the Surviving Company should be able to pay its debts as they become absolute and mature; and (iii) the capital remaining in the Surviving Company after the Transactions would not be unreasonably small for the business in which the Surviving Company is engaged, as management has indicated it is now conducted and is proposed to be conducted following the consummation of the Transactions.

                  (l) Each of the Glasstech Entities has and, immediately after the Effective Time, the Surviving Company will have all requisite corporate power and authority to (i) execute, deliver and perform its obligations under each of the Basic Documents (to the extent each is a party thereto), (ii) execute, deliver and perform its obligations under each of the Other Transaction Documents (to the extent each is a party thereto), (iii) execute, deliver and perform its obligations under all other agreements and instruments (to the extent each is a party thereto) to be executed and delivered by each of them pursuant to or in connection with each of the Basic Documents and the Other Transaction Documents, (iv) in the case of the Issuer, issue the Notes and, in the case of Holding, issue the Warrants in the manner and for the purpose contemplated by this Agreement and (v) consummate each of the Transactions.

                  (m) Subsequent to the date as of which information is given in the Final Memorandum to the date hereof, except as contemplated in the Final Memorandum, there has not been (i) any event or condition that has had or that could reasonably be expected to have a Material Adverse Effect, (ii) any transaction entered into by any of the Glasstech Entities or any of Glasstech's Subsidiaries, other than in the ordinary course of business, that is material to the Glasstech Entities and Glasstech's Subsidiaries, taken as a whole, or (iii) any dividend or distribution of any kind declared, paid or made by any of the Glasstech Entities on its capital stock.

                  (n) Except as set forth in the Final Memorandum, there is no action, suit, investigation or proceeding, governmental or otherwise, pending or, to the best knowledge of the Issuer, threatened to which the Glasstech Entities or any of Glasstech's Subsidiaries is or would be a party or of which the properties or assets of the Glasstech Entities or any of Glasstech's Subsidiaries are or may be the subject that (i) seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance and sale of the Notes by the Issuer or any of the other transactions contemplated hereby, (ii) questions the legality or validity of any such transactions or seeks to recover damages or obtain other relief in connection with any such transactions or (iii) could reasonably be expected to have a Material Adverse Effect.

                  (o) The execution, delivery and performance by each of the Glasstech Entities and, at and immediately after the Effective Time, the Surviving Company of the Transaction Documents (to the extent each is a party thereto), the issuance and sale by the Issuer and Holding of the Securities, and the execution, delivery and performance by each of the Glasstech Entities and, at and immediately after the Effective Time, the Surviving Company of all other agreements and instruments (to the extent each is a party thereto) to be executed and delivered by it pursuant hereto or thereto or in connection herewith or therewith or in connection with any of the Transactions, and compliance by each of the Glasstech Entities and, immediately after the Effective Time, the Surviving Company with the terms and provisions hereof and thereof, do not and will not (i) (assuming compliance with all applicable state securities or "Blue Sky" laws) violate any provision of any law, rule or regulation (including, without limitation, Regulation G, T, U or X of the Board of Governors of the Federal Reserve System), order, writ, judgment, decree, determination or award presently in effect or in effect at the Effective Time having applicability to any such party, (ii) conflict with or result in a breach of or constitute a default under the certificate of incorporation or by-laws (or similar organizational document) of any of the Glasstech Entities or any of Glasstech's Subsidiaries or, at and immediately after the Effective Time, the Surviving Company, or, as of the Effective Time, any indenture or loan or credit agreement, or any other material agreement or instrument, to which any Glasstech Entity or the Surviving Company or any of its Subsidiaries is a party or by which any Glasstech Entity or the Surviving Company or any of its Subsidiaries or any of their respective properties or assets may be bound or affected, or (iii) except as contemplated by the Basic Documents or the Revolving Credit Facility, result in, or require the creation or imposition of, any Lien upon or with respect to any of the properties or assets now owned or hereafter acquired by the Issuer or any of its Subsidiaries, except, in each case, where such violation, conflict, default or creation or imposition of any Lien would not (individually or in the aggregate) be reasonably likely to have a Material Adverse Effect.

                  (p) Each of the Other Transaction Documents and each agreement or instrument (other than the Basic Documents) executed and delivered by each of the Glasstech Entities and, at and immediately after the Effective Time, the Surviving Company in connection with the Basic Documents and the Transactions (to the extent each is a party thereto) has been duly and validly authorized, and, when executed and delivered by it, will constitute a valid and legally binding obligation enforceable against it in accordance with its terms, except (i) that the enforcement thereof may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and to general principles of equity and the discretion of the court before which any proceeding therefor may be brought and (ii) as any rights to indemnity and contribution hereunder and thereunder may be limited by applicable law.

                  (q) None of the Glasstech Entities or any of Glasstech's Subsidiaries is currently or, immediately after the Effective Time, will be, and neither the Surviving Company nor any of its Subsidiaries, immediately after the Effective Time, will be, (i) in violation of its respective certificate of incorporation or by-laws (or similar organizational document (including any partnership agreement or certificate of limited partnership)), (ii) in default (nor will an event occur which with notice or passage of time or both would constitute such a default) under or in violation of any indenture or loan or credit agreement or any other material agreement or instrument to which it is a party or by which it or any of its properties or assets may be bound or affected (except as set forth in the Final Memorandum), (iii) in violation of any order of any court, arbitrator or governmental body, or (iv) (assuming compliance with all applicable state securities or "Blue Sky" laws) in violation of or will have violated any statute, rule or regulation of any governmental authority, except in each case, which default or violation (individually or in the aggregate) could reasonably be expected to (y) affect the legality, validity or enforceability of any of the Basic Documents in any material respect or (z) have a Material Adverse Effect.

                  (r) Except as set forth in the Final Memorandum, and assuming the accuracy of the Initial Purchaser's representations and warranties set forth in Section 3.2 hereof, and the due performance by the Initial Purchaser of the covenants and agreements set forth in Section 3.2 hereof, no authorization, consent, approval, license, qualification or formal exemption from, nor any filing, declaration or registration with, any court, governmental agency or regulatory authority or any securities exchange is required in connection with the execution, delivery or performance by any Glasstech Entity or, at and immediately after the Effective Time, the Surviving Company or any of its Subsidiaries (to the extent they are a party thereto) of any of the Basic Documents or any of the Other Transaction Documents, except (i) as may be required under state securities or "blue sky" laws or the laws of any foreign jurisdiction in connection with the offer and sale of the Notes or (ii) as would not (individually or in the aggregate) be reasonably likely to have a Material Adverse Effect. All such authorizations, consents, approvals, li-censes, qualifications, exemptions, filings, declarations and registrations set forth in the Final Memorandum (other than as disclosed therein) which are required to have been obtained by the date hereof have been obtained or made, as the case may be, and are in full force and effect and not the subject of any pending or, to the knowledge of the Issuer, threatened attack by appeal or direct proceeding or otherwise.

                  (s) The Issuer is not, and immediately after the execution of the Supplemental Indenture, the Surviving Company will not be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (t) (i) No Reportable Event (as defined in Section 4043 of ERISA) has occurred during the five-year period prior to the date on which this representation is made with respect to any Employee Benefit Plan (as defined in Section 3(3) of ERISA), (ii) Glasstech and its Subsidiaries have complied in all material respects with the applicable provisions of ERISA and the code in connection with each Employee Benefit Plan, (iii) neither Glasstech nor any person or entity treated with Glasstech as a single employer under Section 414 of ERISA (a "COMMONLY CONTROLLED ENTITY") has had a complete or partial withdrawal from any Multiemployer Plan (as defined in ERISA), (iv) neither Glasstech nor any Commonly Controlled Entity would become subject to any liability under ERISA if Glasstech or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made, and (v) no such Multiemployer Plan is in reorganization or insolvent, which, in any such case under clause (i),
         (ii), (iii), (iv) or (v), individually or in the aggregate, will result in a Material Adverse Effect.

                  (u) At and as of the Effective Time, the Surviving Company will have good and marketable title to all real property and good title to all personal property described in the Final Memorandum as being owned by it and good and marketable title to a leasehold estate in the real and personal property described in the Final Memorandum as being leased by it free and clear of all liens, charges, encumbrances or restrictions, except as described in the Final Memorandum or to the extent the failure to have such title or the existence of such liens, charges, encum-brances or restrictions would not, individually or in the aggregate, have a Material Adverse Effect. All leases, contracts and agreements to which any Glasstech Entity is or, at and as of the Effective Time, the Surviving Company will be, a party or by which any of them is bound are valid and enforceable against such party, and are valid and enforceable against the other party or parties thereto and are in full force and effect with only such exceptions as would not, individually or in the aggregate, have a Material Adverse Effect.

                  (v) No form of general solicitation or general advertising was used by any Glasstech Entity or any of Glasstech's Subsidiaries or any of their respective representatives in connection with the offer and sale of the Notes. None of the Glasstech Entities or any of Glasstech's Subsidiaries nor any Person authorized to act for any of them has, either directly or indirectly, sold or offered for sale any of the Notes or any other similar security of the Issuer to, or solicited any offers to buy any thereof from, or has otherwise approached or negotiated in respect thereof with, any Person or Persons other than with or through the Initial Purchaser; and the Issuer agrees that none of the Glasstech Entities or any of Glasstech's Subsidiaries and, at and as of the Effective Time, the Surviving Company, or any Person acting on its or their behalf will sell or offer for sale any Securities to, or solicit any offers to buy any Securities from, or otherwise approach or negotiate in respect thereof with, any Person or Persons so as thereby to bring the issuance or sale of any of the Securities within the provisions of Section 5 of the Act.

                  (w) All tax returns required to be filed by the Glasstech Entities or any of Glasstech's Subsidiaries in any jurisdiction (including foreign jurisdictions) have been duly filed and all taxes, assessments, fees and other charges including, without limitation, withholding taxes, penalties and interest ("TAXES") due or claimed to be due have been paid, other than those Taxes being contested in good faith and for which adequate reserves or accruals have been established in accordance with generally accepted accounting principles, except where the failure to file such returns or to pay such Taxes is not reasonably likely to have, singly or in the aggregate, a Material Adverse Effect. The Issuer knows of no actual or proposed additional tax assessments for any fiscal period against the Glasstech Entities or any of Glasstech's Subsidiaries or, immediately after the Effective Time, the Surviving Company and its Subsidiaries that, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect.

                  (x) Glasstech and its Subsidiaries own or possess and, at and as of the Effective Time, the Surviving Company and its Subsidiaries will own or possess, the patents, patent rights, licenses, inventions, trademarks, service marks, trade names, copyrights and know-how, including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures (collectively, the "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct the businesses now or proposed to be operated by it as described in the Final Memorandum, except as would not, individually or in the aggregate, have a Material Adverse Effect, and none of the Glasstech Entities or Glasstech's Subsidiaries has and, at and as of the Effective Time, the Surviving Company or its Subsidiaries will not have, received any notice of infringement of or conflict with (or know of any such infringement of or conflict with) alleged rights of others with respect to any Intellectual Property Rights which, if such alleged infringement or conflict were sustained, would have a Material Adverse Effect.

                  (y) Each of the Transactions and the Transaction Documents conform in all material respects to the descriptions thereof in the Final Memorandum.

                  (z) Assuming the accuracy of the Initial Purchaser's representations and warranties set forth in Section 3.2 hereof, and the due performance by the Initial Purchaser of the covenants and agreements set forth in Section 3.2 hereof, the offer and sale of the Securities to the Initial Purchaser in the manner contemplated by this Agreement and the Memorandum does not require registration under the Act and the Indenture does not require qualification under the Trust Indenture Act of 1939, as amended.

                  (aa) Except as described in the Final Memorandum, each of the Glasstech Entities and Glasstech's Subsidiaries is and, at and as of the Effective Time, the Surviving Company and each of its Subsidiaries will be, in compliance with all federal, state, local and foreign laws, and any rules, regulations, orders, decrees, judgments or injunctions issued or promulgated thereunder relating to pollution and protection of public and employee health and the environment ("ENVIRONMENTAL LAW") and with the terms and conditions of any permit, license or approval required thereunder in connection with the ownership, operation or use of its business, property and assets where the failure to be in such compliance could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; except as disclosed in the Final Memorandum, and to the knowledge of the Issuer, none of the Glasstech Entities or Glasstech's Subsidiaries is, and at and as of the Effective Time none of the Surviving Company or its Subsidiaries will be, subject to any liability, absolute or contingent, under any Environmental Law which liability would, individually or in the aggregate, be reasonably likely to result in a Material Adverse Effect; except as disclosed in the Final Memorandum, there is no civil, criminal or administrative action, suit, demand, hearing, notice of violation or deficiency, investigation, proceeding or notice of potential responsibility or liability or demand letter or request for information pending or, to the knowledge of the Issuer, threatened against any of the Glasstech Entities or any of Glasstech's Subsidiaries under any Environmental Law which, if determined adversely to such Glasstech Entity or any such Subsidiary, would, individually or in the aggregate, be reasonably likely to result in a Material Adverse Effect.

                  (bb) Except as set forth in the Final Memorandum, there is no strike, labor dispute, slowdown or work stoppage with the employees of Glasstech or any of its Subsidiaries which is pending or, to the best knowledge of the Issuer, threatened.

                  (cc) Each of the Glasstech Entities and Glasstech's Subsidiaries carry and, immediately after the Effective Time, each of the Surviving Company and its Subsidiaries will carry, insurance (including self insurance) in such amounts and covering such risks as in its reasonable determination is adequate for the conduct of its business and the value of its properties.

                  (dd) No securities of any Glasstech Entity or any of Glasstech's Subsidiaries are and, upon execution of the Supplemental Indenture, no securities of the Surviving Company or any of its Subsidiaries will be, of the same class (within the meaning of Rule 144A under the Act) as the Securities and listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system.

                  (ee) None of the Glasstech Entities or any of Glasstech's Subsidiaries has taken, nor will any of them take, nor, after the Effective Time, will the Surviving Company or any of its Subsidiaries take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Securities.

                  (ff) None of the Glasstech Entities or Glasstech's Subsidiaries, any of their respective Affiliates or any person acting on its or their behalf (other than the Initial Purchaser) has engaged in any directed selling efforts (as that term is defined in Regulation S under the Act ("REGULATION S") with respect to the Securities and each of the Glasstech Entities and Glasstech's Subsidiaries and their respective Affiliates and any person acting on its or their behalf (other than the Initial Purchaser) have acted in accordance with the offering restrictions requirement of Regulation S.

                  (gg) Each of the Glasstech Entities has duly authorized each of the Transactions.

                  (hh) The Surviving Company will have all requisite corporate power and authority to execute, deliver and perform its obligations under the Revolving Credit Facility and to consummate the transactions contemplated thereby. The Revolving Credit Facility has been duly authorized by the Issuer and Glasstech and, when executed and delivered by the Surviving Company, will constitute a valid and legally binding agreement of the Surviving Company, enforceable against the Surviving Company in accordance with its terms, except (i) that the enforcement thereof may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity and the discretion of the court before which any proceeding therefor may be brought and (ii) as any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations.

                  (ii) The statistical and market-related data included in the Final Memorandum are based on or derived from sources which the Issuer believes to be reliable and accurate or represents the Issuer's good faith estimates that are made on the basis of data derived from such sources.

                  (jj) Except as stated in the Final Memorandum, the Issuer does not know of any claims for services, either in the nature of a finder's fee or financial advisory fee, with respect to the offering of the Notes and the transactions contemplated by the Final Memorandum.

         Section 3.2. REPRESENTATIONS AND WARRANTIES OF HOLDING. Holding represents and warrants to and agrees with the Initial Purchaser as follows:

                  (a) This Agreement has been duly authorized, executed and delivered by Holding and (assuming the due authorization, execution and delivery by the Initial Purchaser) is a valid and legally binding agreement of Holding enforceable against Holding in accordance with its terms except (i) that the enforcement hereof may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and to general principles of equity and the discretion of the court before which any proceeding therefor may be brought and (ii) as any rights to indemnity or contribution hereunder may be limited by federal and state securities laws and public policy considerations.

                  (b) Holding has all requisite corporate power and authority to execute, deliver and perform its obligations under the Warrant Agreement, the Units and the Warrants; the Warrant Agreement has been duly authorized by Holding and, when executed and delivered by Holding (assuming the due authorization, execution and delivery by the Warrant Agent), will constitute a valid and legally binding agreement of Holding, enforceable against Holding in accordance with its terms except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of any court before which any proceeding therefor may be brought.

                  (c) The Warrants have been duly and validly authorized by Holding and, when executed by Holding and countersigned by the Warrant Agent in accordance with the provisions of the Warrant Agreement, and delivered to and paid for by the Initial Purchaser in accordance with the terms hereof, will be entitled to the benefits of the Warrant Agreement and will constitute valid and binding obliga-tions of Holding enforceable in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of any court before which any proceeding therefor may be brought.

                  (d) When issued in accordance with the terms and conditions contained in the Warrant Agreement upon exercise of the Warrants, the Warrant Shares so exercised will be duly authorized, validly issued, fully paid and non-assessable and will not be subject to any preemptive or similar rights. The Warrant Shares have been duly reserved for issuance in accordance with the terms of the Warrants and the Warrant Agreement.

                  (e) The Common Stock Registration Rights Agreement has been duly authorized by Holding and (assuming the due authorization, execution and delivery by the Initial Purchaser) is a valid and legally binding agreement of Holding, enforceable against it in accordance with its terms except (i) that the enforcement thereof may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and to general principles of equity and the discretion of the court before which any proceeding therefor may be brought and (ii) as any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations.

                  (f) Holding is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         Section 3.3. RESALE OF SECURITIES. The Initial Purchaser represents and warrants that it is a "qualified institutional buyer" as defined in Rule 144A under the Act ("QIB"). The Initial Purchaser agrees with Holding and the Issuer that it (a) has not and will not, directly or indirectly, solicit offers for, or offer or sell, the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act; (b) has not and will not, directly or indirectly, engage in any "directed selling efforts" (as defined in Regulation S under the Act); and (c) has solicited and will solicit offers for the Securities only from, and will offer the Securities only to (A) in the case of offers inside the United States, (i) Persons whom the Initial Purchaser reasonably believes to be QIBs or, if any such Person is buying for one or more institutional accounts for which such Person is acting as fiduciary or agent, only when such Person has represented to the Initial Purchaser that each such account is a QIB, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in transactions under Rule 144A or (ii) a limited number of other institutional investors reasonably believed by the Initial Purchaser to be "Accredited Investors" (as defined in Rule 501(a)(1), (2), (3) or (7) of the
Act) that, prior to their purchase of the Notes, deliver to the Initial Purchaser a letter containing the representations and agreements set forth in Annex A to the Final Memorandum and (B) in the case of offers outside the United States, to Persons other than U.S. Persons ("foreign purchasers," which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)); PROVIDED, HOWEVER, that, in the case of this clause (B), in purchasing such Notes such Persons are deemed to have represented and agreed as provided under the caption "Notice to Investors" contained in the Final Memorandum.

                                   ARTICLE IV

                         CONDITIONS PRECEDENT TO CLOSING
                         -------------------------------

         Section 4.1. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE INITIAL PURCHASER. The obligation of the Initial Purchaser to purchase the Securities to be purchased by it hereunder is subject to the satisfaction of the following conditions:

                  (a) The Initial Purchaser shall have received, at the Time of Purchase, a signed opinion of Baker & Hostetler LLP, as counsel to Holding and the Issuer, substantially in the form of EXHIBIT 1 hereto, dated the Time of Purchase and addressed to the Initial Purchaser and satisfactory to counsel for the Initial Purchaser.

                  (b) The Initial Purchaser shall have received, at the Time of Purchase, a signed opinion of Cahill Gordon & Reindel, counsel to the Initial Purchaser, substantially in the form of EXHIBIT 2 hereto, dated the Time of Pur-chase and addressed to the Initial Purchaser and satisfactory to the Initial Purchaser.

                  In rendering such opinions in accordance with Sections 4.1(a) and (b), each such counsel may rely as to factual matters upon certificates or other documents furnished by officers and directors of the Glasstech Entities and representations of the Initial Purchaser and by government officials, and upon such other documents as such counsel deem appropriate as a basis for their opinion. Each such counsel may specify the jurisdictions in which it is admitted to practice and that it is not admitted to practice in any other jurisdiction or an expert in the law of any other jurisdiction. To the extent such opinion concerns the laws of any other such jurisdiction such counsel may rely upon the opinion of counsel (satisfactory to the Initial Purchaser) admitted to practice in such jurisdiction. Any opinion relied upon by such counsel as aforesaid shall be delivered to the Initial Purchaser together with the opinion of such counsel, which opinion shall state that such counsel believes that their and the Initial Purchaser's reliance thereon is justified.

                  (c) The Initial Purchaser shall have received from Ernst & Young a comfort letter or letters dated the date hereof and the Time of Purchase in form and substance reasonably satisfactory to counsel to the Initial Purchaser.

                  (d) The representations and warranties made by Holding and the Issuer herein shall be true and correct in all material respects (except for changes expressly provided for in this Agreement) on and as of the Time of Purchase with the same effect as though such representations and warranties had been made on and as of the Time of Purchase, each of the Glasstech Entities shall have complied in all material respects with all agreements as set forth in or contemplated hereunder and in the other Basic Documents required to be performed by it at or prior to the Time of Purchase.

                  (e) Subsequent to the date of the Final Memorandum, (i) there shall not have been any change, or any development involving a prospective change, which has had or could be reasonably likely to have a Material Adverse Effect, and (ii) the Glasstech Entities and Glasstech's Subsidiaries shall have conducted their respective businesses only in the ordinary course.

                  (f) At the Time of Purchase and after giving effect to the consummation of the transactions contemplated by this Agreement and the other Basic Documents, there shall exist no Default or Event of Default.

                  (g) The purchase of and payment for the Securities by the Initial Purchaser hereunder shall not be prohibited or enjoined (temporarily or permanently) by any applicable law or governmental regulation (including, without limitation, Regulation G, T, U or X of the Board of Governors of the Federal Reserve System).

                  (h) At the Time of Purchase, the Initial Purchaser shall have received a certificate, dated the Time of Purchase, from the appropriate officer of each of the Glasstech Entities stating that the conditions specified in Sections 4.1(d), (e), (f) and (l) have been satisfied or duly waived at the Time of Purchase.

                  (i) Each of the Basic Documents shall be reasonably satisfactory in form and substance to the Initial Purchaser and shall have been executed and delivered by all the respective parties thereto and shall be in full force and effect.

                  (j) All proceedings taken in connection with the issuance of the Securities and the transactions contemplated by this Agreement, the other Basic Documents and all documents and papers relating thereto shall be reasonably satisfactory to the Initial Purchaser and counsel to the Initial Purchaser. The Initial Purchaser and counsel to the Initial Purchaser shall have received copies of such papers and documents as they may reasonably request in connection therewith, all in form and substance reasonably satisfactory to them.

                  (k) The Issuer shall have furnished to the Initial Purchaser the form of Revolving Credit Facility and a true and correct executed copy of the Merger Agreement including all schedules and exhibits thereto.

                  (l) The sale of the Securities hereunder shall not have been enjoined (temporarily or permanently) at the Time of Purchase.

                  (m) There shall not have been any announcement by any "nationally recognized statistical rating organization," as defined for purposes of Rule 436(g) under the

         Act, that (A) it is downgrading its rating assigned to any debt securities of Glasstech, or (B) it is reviewing its rating assigned to any debt securities of Glasstech with a view to possible downgrading, or with negative implications, or direction not determined.

                  (n) At the Time of Purchase, each Glasstech Entity shall have, to the extent it is a party thereto, complied in all material respects with all agreements and covenants in the Transaction Documents and performed all conditions specified therein (other than agreements or covenants which have been waived but only if such waivers are not required to be set forth in the Final Memorandum) to be complied with or performed at or prior to the Time of Purchase, and each of the Transaction Documents shall be in full force and effect.

                  (o) At the Time of Purchase, the Initial Purchaser shall have received copies of all certificates, documents and opinions, reasonably requested by the Initial Purchaser, delivered by any of the Glasstech Entities or any of their counsels and such other certificates, documents and opinions reasonably obtainable by the Glasstech Entities under the Transaction Documents in connection with any of the Transactions, together with letters addressed to the Initial Purchaser, stating that the Initial Purchaser may rely on such certificates and opinions as if they had been addressed to the Initial Purchaser.

                  (p) Each of the Transactions (other than the Offering) shall have been consummated, or shall be consummated simultaneously with the Offering, on the terms and conditions set forth in the Transaction Documents in the forms previously delivered to the Initial Purchaser and to which it shall not have reasonably objected.

                  (q) At the Effective Time, a certificate of merger with respect to the Merger shall have been filed with the Secretary of State of the State of Delaware.

                  (r) At the Time of Purchase, the Surviving Company shall have executed and delivered to the Initial Purchaser an agreement, in such form as is satisfactory to the Initial Purchaser, assuming the obligations of the Issuer under this Agreement, the Indenture and the Notes.

                  (s) The Initial Purchaser shall have received, in the form and substance satisfactory to the Initial Pur-chaser and dated the Time of Purchase, a signed report of Brooks & Kushman, special patent counsel to Glasstech, substantially in the form of EXHIBIT 3 hereto.

                  (t) Glasstech shall have received an opinion, in form and substance satisfactory to the Initial Purchaser and counsel for the Initial Purchaser and dated the Time of Purchase, of Houlihan, Lokey, Howard & Zukin, Inc., with respect to the solvency of the Surviving Company.

                  (u) The redemption of the Existing Notes shall have been consummated or shall be consummated simultaneously with the Offering.

                  (v) The Trustee shall have received letters, addressed to the Trustee, from Baker & Hostetler LLP to the effect that their respective opinions delivered in accordance with Section 4.1(a) may be relied upon by the Trustee as though the same were delivered to it.

                  (w) The Initial Purchaser shall have sold 70,000 Units in accordance with the provisions of Section 3.3 hereof.

           On or before the Closing, the Initial Purchaser and counsel to the Initial Purchaser shall have received such further documents, opinions, certificates and schedules or other instruments relating to the business, corporate, legal and financial affairs of the Glasstech Entities and Glasstech's Subsidiaries as they may reasonably request.

                                    ARTICLE V

                                    COVENANTS
                                    ---------

           Section 5.1. COVENANTS OF HOLDING AND THE ISSUER. Holding and the Issuer jointly and severally covenant and agree with the Initial Purchaser that:

                      (a) Neither Holding nor the Issuer nor, after the Effective Time, the Surviving Company will amend or supplement the Final Memorandum or any amendment or supplement thereto of which the Initial Purchaser shall not previously have been advised and furnished a copy for a reasonable period of time prior to the proposed amendment or supplement and as to which the Initial Purchaser shall not have given its consent, which consent shall not be unrea-sonably withheld. Holding and the Issuer and, after the Effective Time, the Surviving Company will promptly, upon the reasonable request of the Initial Purchaser or counsel to the Initial Purchaser, make any amendments or supplements to the Preliminary Memorandum or the Final Memorandum that may be necessary or advisable in the opinion of the Initial Purchaser or counsel to the Initial Purchaser in connection with the resale of the Notes by the Initial Purchaser.

                      (b) Holding and the Issuer and, after the Effective Time, the Surviving Company will cooperate with the Initial Purchaser in arranging for the qualification of the Securities for offering and sale under the securities or "Blue Sky" laws of such jurisdictions as the Initial Purchaser may designate and will continue such qualifications in effect for as long as may be reasonably necessary to complete the resale of the Securities; PROVIDED, HOWEVER, that in connection therewith, Holding and the Issuer and, after the Effective Time, the Surviving Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation in any such jurisdiction where it is not then so subject.

                      (c) If, at any time prior to the completion of the distribution by the Initial Purchaser of the Securities, the Exchange Notes or the Private Exchange Notes, any event occurs or information becomes known as a result of which the Final Memorandum as then amended or supplemented would include any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Final Memorandum to comply with applicable law, Holding and the Issuer and, after the Effective Time, the Surviving Company will promptly notify the Initial Purchaser thereof (who thereafter will not use such Final Memorandum until appropriately amended or supplemented) and will prepare, at the expense of Holding and the Issuer and, after the Effective Time, the Surviving Company, an amendment or supplement to the Final Memorandum that corrects such statement or omission or effects such compliance; PROVIDED, HOWEVER, that Holding's and the Issuer's and, after the Effective Time, the Surviving Company's respective obligations hereunder shall not be applicable to the extent resale by the Initial Purchaser may be accomplished pursu-ant to a Registration Statement or Registration Statements (as defined in the Registration Rights Agreement).

                      (d) The Issuer and, after the Effective Time, the Surviving Company will, without charge, provide to the Initial Purchaser and to counsel to the Initial Purchaser as many copies of the Preliminary Memorandum and the Final Memorandum or any amendment or supplement thereto as the Initial Purchaser may reasonably request.

                      (e) The Surviving Company will apply the net proceeds from the sale of the Notes as set forth under "Use of Proceeds" in the Final Memorandum.

                      (f) From the Time of Purchase through the period ending on the date no Notes are outstanding, the Surviving Company will furnish to the Initial Purchaser copies of all reports and other communications (financial or otherwise) furnished by the Surviving Company to the Trustee or the holders of the Notes and, promptly after available, copies of any reports or financial statements furnished to or filed by the Surviving Company with the Commission or any national securities exchange on which any class of securities of the Surviving Company may be listed.

                      (g) Prior to the Time of Purchase, the Issuer will furnish to the Initial Purchaser, as soon as they have been prepared, a copy of any unaudited interim financial statements of Glasstech and its Subsidiaries for any period subsequent to the period covered by the most recent financial statements appearing in the Final Memorandum.

                      (h) None of Holding, the Issuer and, after the Effective Time, the Surviving Company or any of their respective Affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Act) which could be integrated with the sale of the Securities in a manner which would require the registration under the Act of the Securities.

                      (i) Holding and the Issuer will not, and will not permit any of the respective Subsidiaries to, and, after the Effective Date, the Surviving Company will not, and will not permit any of its Subsidiaries to, solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of
           Section 4(2) of the Act.

                      (j) For so long as any of the Securities remain outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Act and not salable in full under Rule 144 under the Act (or any successor provision), Holding, in the case of the Units and Warrants, and the Surviving Company, in the case of the Notes, will make available, upon request, to any seller of such Securities the information specified in Rule 144A(d)(4) under the Act, unless Holding or the Surviving Company, as the case may be, is then subject to Section 13 or 15(d) of the Exchange Act.

                      (k) Each of Holding and the Issuer will use its best efforts to (i) permit the Securities to be included for quotation on PORTAL and (ii) permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

                      (l) Each of Holding and the Issuer and, after the Effective Time, the Surviving Company will use its best efforts to do and perform all things required to be done and performed by it under this Agreement and the other Basic Documents prior to or after the Closing and to satisfy all conditions precedent on its part to the obligations of the Initial Purchaser to purchase and accept delivery of the Securities.

                                   ARTICLE VI

                                      FEES
                                      ----

           Section 6.1. COSTS, EXPENSES AND TAXES. Holding and the Issuer jointly and severally agree to pay and, after the Effective Time, the Surviving Company will pay, upon consummation of the Offering, all costs and expenses incident to the performance of their obligations under this Agreement, including, but not limited to, all costs and expenses incident to (i) its negotiation, preparation, printing, typing, reproduction, execution and delivery of this Agreement and each of the other Basic Documents, any amendment or supplement to or modification of any of the foregoing and any and all other documents furnished pursuant hereto or thereto or in connection herewith or therewith, (ii) any costs of printing the Preliminary Memorandum and the Final Memorandum and any amend-ment or supplement thereto, any other marketing related materials and any "Blue Sky" memoranda (which shall include the reasonable disbursements of counsel to the Initial Purchaser in respect thereof), (iii) all arrangements relating to the delivery to the Initial Purchaser of copies of the foregoing documents, (iv) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Glasstech Entities and of Cahill Gordon & Reindel, counsel for the Initial Purchaser, (v) preparation (including printing), issuance and delivery to the Initial Purchaser of the Notes, (vi) the qualification of the Notes under state securities and "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel to the Initial Purchaser relating thereto, (vii) its expenses and the cost of any private or chartered jets in connection with any meetings with prospective investors in the Notes, (viii) fees and expenses of the Trustee including fees and expenses of counsel to the Trustee, (ix) all expenses and listing fees incurred in connection with the application for quotation of the Notes on PORTAL, (x) any fees charged by investment rating agencies for the rating of the Notes and (xi) except as limited by Article VII, all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses), if any, in connection with the enforcement of this Agreement, the Securities or any other agreement furnished pursuant hereto or thereto or in connection herewith or therewith. In addition, Holding and the Issuer and, after the Effective Time, the Surviving Company shall pay any and all stamp, transfer and other similar taxes (but excluding any income, franchise, personal property, ad valorem or gross receipts taxes) payable or determined to be payable in connection with the execution and delivery of this Agreement, any of the other Basic Documents or the issuance of the Securities, and shall save and hold the Initial Purchaser harmless from and against any and all liabilities with respect to or resulting from any delay in paying, or omission to pay, such taxes (other than if such delay is caused by the Initial Purchaser).

                                   ARTICLE VII

                                    INDEMNITY
                                    ---------

           Section 7.1. INDEMNITY.

           (a) INDEMNIFICATION BY HOLDING AND THE ISSUER. Each of Holding and the Issuer jointly and severally agrees and covenants to and, after the Effective Time, the Surviving

Company will, hold harmless and indemnify the Initial Purchaser and any Affiliates thereof (including any director, officer, employee, agent or controlling Person of any of the foregoing) from and against any losses, claims, damages, liabilities and expenses (including expenses of investigation) to which the Initial Purchaser and its Affiliates may become subject arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in the Memorandum and any amendments or supplements thereto, the Basic Documents, any documents filed with the Commission or any State Commission (collectively, the "OFFERING MATERIALS") or arising out of or based upon the omission or alleged omission to state in any of the Offering Materials a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that Holding and the Issuer and, after the Effective Time, the Surviving Company shall not be liable under this paragraph (a) to the extent that such losses, claims, damages or liabilities arose out of or are based upon an untrue statement or omission made in any of the documents referred to in this paragraph (a) in reliance upon and in conformity with the information relating to the Initial Purchaser furnished in writing by the Initial Purchaser for inclusion therein (or for a breach by the Initial Purchaser of any representation or warranty contained in this Agreement), PROVIDED, FURTHER, that Holding and the Issuer and, after the Effective Time, the Surviving Company shall not be liable under this paragraph
(a) to the extent that such losses, claims, damages or liabilities arose out of or are based upon an untrue statement or omission made in any Preliminary Memorandum that is corrected in the Final Memorandum (or any amendment or supplement thereto) if the person asserting such loss, claim, damage or liability purchased Securities from the Initial Purchaser in reliance on such Preliminary Memorandum and was not given the Final Memorandum (or any amendment or supplement thereto) on or prior to the confirmation of the sale of such Notes. Holding and the Issuer and, after the Effective Time, the Surviving Company further agree to reimburse the Initial Purchaser for any reasonable legal and other expenses as they are incurred by it in connection with investigating, preparing to defend or defending any lawsuits, claims or other proceedings or investigations arising in any manner out of or in connection with such Person being the Initial Purchaser; PROVIDED that if Holding and the Issuer and, after the Effective Time, the Surviving Company reimburse the Initial Purchaser hereunder for any expenses incurred in connection with a lawsuit, claim or other proceeding for which indemnification is sought, the Initial Purchaser hereby agrees to refund such reimbursement of expenses to the extent that the losses, claims, damages or liabilities arise out of or are based upon an untrue statement or omission made in any of the documents referred to in this paragraph (a) in reliance upon and in conformity with the information relating to the Initial Purchaser furnished in writing by the Initial Purchaser for inclusion therein (or for a breach by the Initial Purchaser of any representation or warranty contained in this Agreement). Holding and the Issuer and, after the Effective Time, the Surviving Company further agree that the indemnification, contribution and reimbursement commitments set forth in this
Article VII shall apply whether or not the Initial Purchaser is a formal party to any such lawsuits, claims or other proceedings. The indemnity, contribution and expense reimbursement obligations of Holding and the Issuer under this
Article VII shall be in addition to any liability Holding and the Issuer may otherwise have.

           (b) INDEMNIFICATION BY THE INITIAL PURCHASER. The Initial Purchaser agrees and covenants to hold harmless and indemnify Holding and the Issuer and, after the Effective Time, the Surviving Company and any Affiliates thereof (including any director, officer, employee, agent or controlling Person of any of the foregoing) from and against any losses, claims, damages, liabilities and expenses insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement of any material fact contained in the Offering Materials, or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with the information relating to the Initial Purchaser furnished in writing by the Initial Purchaser for inclusion therein. The indemnity, contribution and expense reimbursement obligations of the Initial Purchaser under this Article VII shall be in addition to any liability the Initial Purchaser may otherwise have.

           (c) PROCEDURE. If any Person shall be entitled to indemnity hereunder (each an "INDEMNIFIED PARTY"), such Indemnified Party shall give prompt written notice to the party or parties from which such indemnity is sought (each an "Indemnifying Party") of the commencement of any action, suit, investigation or proceeding, governmental or otherwise (a "PROCEEDING"), with respect to which such Indemnified Party seeks indemnification or contribution pursuant hereto; PROVIDED, HOWEVER, that the failure so to notify the Indemnifying Parties shall not relieve the Indemnifying Parties from any obligation or liability except to the extent that the Indemnifying Parties have been prejudiced materially by such failure. The Indemnifying Parties shall have the right, exercisable by giving written notice to an Indemnified Party promptly after the receipt of written notice from such Indemnified Party of such Proceeding, to assume, at the Indemnifying Parties' expense, the defense of any such Proceeding, with counsel reasonably satisfactory to such Indemnified Party; PROVIDED, HOWEVER, that an Indemnified Party or parties (if more than one such Indemnified Party is named in any Proceeding) shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or parties unless: (1) the Indemnifying Parties agree to pay such fees and expenses; or (2) the Indemnifying Parties fail promptly to assume the defense of such Proceeding or fail to employ counsel reasonably satisfactory to such Indemnified Party or parties; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party or parties and the Indemnifying Party or an Affiliate of the Indemnifying Party and such Indemnified Parties, and the Indemnified Parties shall have been advised in writing by counsel that there may be one or more legal defenses available to such Indemnified Party or parties that are different from or additional to those available to the Indemnifying Parties, in which case, if such Indemnified Party or parties notifies the Indemnifying Parties in writing that it elects to employ separate counsel at the expense of the Indemnifying Parties, the Indemnifying Parties shall not have the right to assume the defense thereof with respect to the Indemnified Parties and such counsel shall be at the expense of the Indemnifying Parties, it being understood, however, that the Indemnifying Parties shall not, in connection with any one such Proceeding or separate but substantially similar or related Proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such Indemnified Party or parties, or for fees and expenses that are not reasonable. No Indemnified Party or Parties will settle any Proceeding without the consent of the Indemnifying Party or parties (but such consent shall not be unreasonably withheld). No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened Proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability or claims that are the subject of such Proceeding.

           Section 7.2. CONTRIBUTION. If for any reason the indemnification provided for in Section 7.1 of this Agreement is unavailable to an Indemnified Party, or insufficient to hold it harmless, in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other, but also the relative fault of the Indemnifying and Indemnified Parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Indemnifying and Indemnified Parties shall be deemed to be in the same proportion as the total proceeds from the offering of the Securities (before deducting expenses, but after giving effect to the Initial Purchaser's discount) received by the Issuer bear to the total discounts and commissions received by the Initial Purchaser. The relative fault of the Indemnifying and Indemnified Parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying or Indemnified Parties and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses incurred by such party in connection with investigating or defending any such claim.

           Holding and the Issuer and the Initial Purchaser agree that it would not be just and equitable if contribution pursuant to the immediately preceding paragraph were determined pro rata or per capita or by any other method of allocation which does not take into account the equitable considerations referred to in such paragraph. Notwithstanding any other provision of this
Section 7.2, the Initial Purchaser shall not be obligated to make contributions hereunder that in the aggregate exceed the total discounts, commissions and other compensation received by the Initial Purchaser under this Agreement, less the aggregate amount of any damages that the Initial Purchaser has otherwise been required to pay by reason of the untrue or alleged untrue statements or a breach of a representation or warranty or the omissions or alleged omissions to state a material fact. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

           Section 7.3. REGISTRATION RIGHTS AGREEMENTS. Notwithstanding anything to the contrary in this Article VII, the indemnification and contribution provisions of the Registration Rights Agreement and the Common Stock Registration Rights Agreements shall govern any claim with respect thereto.

                                  ARTICLE VIII

                                  MISCELLANEOUS
                                  -------------

           Section 8.1. SURVIVAL OF PROVISIONS. The representations, warranties and covenants of Holding and the Issuer, their respective officers and the Initial Purchaser made herein, the indemnity and contribution agreements contained herein and each of the provisions of Articles VI, VII and VIII shall remain operative and in full force and effect regardless of (a) the investigation made by or on behalf of Holding, the Issuer and, after the Effective Time, the Surviving Company, the Initial Purchaser or any Indemnified Party, (b) acceptance of any of the Securities and payment therefor, (c) any termination of this Agreement or (d) disposition of the Securities by the Initial Purchaser whether by redemption, exchange, sale or otherwise.

           Section 8.2. TERMINATION. (a) This Agreement may be terminated in the sole discretion of the Initial Purchaser by notice to Holding and the Issuer given prior to the Time of Purchase in the event that Holding or the Issuer shall have failed, refused or been unable to perform in all material respects all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, in the event at or prior to the
Closing:

                      (i) any Glasstech Entity or any of Glasstech's Subsidiaries shall have sustained any loss or interference with respect to its businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dis-pute, slow down or work stoppage or any legal or governmental proceeding, which loss or interference, in the sole judgment of the Initial Purchaser, has had or has a Material Adverse Effect, or there shall have been, in the sole judgment of the Initial Purchaser, any event or development that, individually or in the aggregate, has or could be reasonably likely to have a Material Adverse Effect (including without limitation a change in control of any of the Glasstech Entities or any of Glasstech's Subsidiaries), except in each case as described in the Final Memorandum (exclusive of any amendment or supplement thereto);

                      (ii) trading in securities generally on the New York Stock Exchange, American Stock Exchange or the Nasdaq National Market shall have been suspended or minimum or maximum prices shall have been established on any such exchange or market;

                      (iii) a banking moratorium shall have been declared by New York or United States authorities;

                      (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, or
           (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or any other national or international calamity or emergency, or (C) any material change in the financial markets of the United States which, in the case of (A),
           (B) or (C) above and in the sole judgment of the Initial Purchaser, makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities as contemplated by the Final Memorandum; or

                      (v) any securities of any of the Glasstech Entities shall have been downgraded or placed on any "watch list" for possible downgrading by any nationally recognized statistical rating organization.

                      (b) Termination of this Agreement pursuant to this Section
           8.2 shall be without liability of any party to any other party except as provided in Section 8.1 hereof.

           Section 8.3. NO WAIVER; MODIFICATIONS IN WRITING. No failure or delay on the part of the Initial Purchaser, Holding or the Issuer and, after the Effective Time, the Surviving Company in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy pre-clude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Initial Purchaser, Holding or the Issuer and, after the Effective Time, the Surviving Company at law or in equity or otherwise. No waiver of or consent to any departure by the Initial Purchaser, Holding or the Issuer and, after the Effective Time, the Surviving Company from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof, PROVIDED that notice of any such waiver shall be given to each party hereto as set forth below. Except as otherwise provided herein, no amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of each of the Initial Purchaser, Holding, and the Issuer and, after the Effective Time, the Surviving Company. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Initial Purchaser, Holding or the Issuer and, after the Effective Time, the Surviving Company from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on Holding or the Issuer and, after the Effective Time, the Surviving Company in any case shall entitle Holding or the Issuer and, after the Effective Time, the Surviving Company to any other or further notice or demand in similar or other circumstances.

           Section 8.4. INFORMATION SUPPLIED BY THE INITIAL PURCHASER. The statements set forth in the fourth and fifth sentences of the third paragraph and in the seventh and eighth paragraph under the heading "Plan of Distribution" in the Final Memorandum (to the extent such statements relate to the Initial Purchaser) constitute the only information furnished by the Initial Purchaser to Holding and the Issuer for the purposes of Sections 3.1(a) and 7.1(a) and (b) hereof.

           Section 8.5. COMMUNICATIONS. All notices, demands and other communications provided for hereunder shall be in writing, and, (a) if to the Initial Purchaser, shall be given by registered or certified mail, return receipt requested, telex, telegram, telecopy, courier service or personal delivery, addressed to CIBC Wood Gundy Securities Corp., 425 Lexington Avenue, 3rd Floor, New York, New York 10017, Attention: Mark Dalton, with a copy to Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, Attention:
Roger Meltzer,

Esq., and (b) if to Holding and/or the Issuer and, after the Effective Time, the Surviving Company, shall be given by similar means to Glasstech, Inc., Ampoint Industrial Park, 995 Fourth Street, Perrysburg, Ohio 43551, Attention:
President, with a copy to Baker & Hostetler LLP, 3200 National City Center, 1900 East Ninth Street, Cleveland, Ohio 44114-3485, Attention: William Appleton, Esq. In each case notices, demands and other communications shall be deemed given when received.

           Section 8.6. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

           Section 8.7. SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the Initial Purchaser, Holding, the Issuer and, after the Effective Time, the Surviving Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other Person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained; this Agreement and all conditions and provisions hereof being intended of this Agreement, or any provisions herein contained; this to be and being for the sole and exclusive benefit of such Persons and for the benefit of no other Person except that (i) the indemnities of Holding, the Issuer and, after the Effective Time, the Surviving Company contained in Section 7.1(a) of this Agreement shall also be for the benefit of the directors, officers, employees and agents of the Initial Purchaser and any Person or Persons who control the Initial Purchaser within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act and (ii) the indemnities of the Initial Purchaser contained in Section 7.1(b) of this Agreement shall also be for the benefit of the respective directors of Holding and the Issuer and, after the Effective Time, the Surviving Company, their respective officers, employees and agents and any Person or Persons who control Holding or the Issuer and, after the Effective Time, the Surviving Company within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act. No purchaser of Securities from the Initial Purchaser will be deemed a successor because of such purchase.

           Section 8.8. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

           Section 8.9. SEVERABILITY OF PROVISIONS. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

           Section 8.10. HEADINGS. The Article and Section headings and Table of Contents used or contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

                                    IN WITNESS WHEREOF, the parties hereto have
caused this Agreement to be duly executed as of the date first written above.




                                       GLASSTECH HOLDING CO.

                                       By: /s/ Mark D. Christman
                                          --------------------------------
                                           Name:    Mark D. Christman
                                           Title:   President


                                       GLASSTECH SUB CO.

                                       By: /s/ Mark D. Christman
                                          --------------------------------
                                           Name:   Mark D. Christman
                                           Title:  President

CIBC WOOD GUNDY SECURITIES CORP.

By: /s/ Mark Dalton
  -----------------------------
    Name:   Mark Dalton
    Title:  Managing Director

                                                                       Exhibit 1


                   [FORM OF OPINION OF BAKER & HOSTETLER] 1

1. Each of the Glasstech Entities and Glasstech's Subsidiaries is and, after giving effect to the Merger, the Surviving Company and its Subsidiaries will be duly incorporated, validly existing and in good standing under the laws of its respective jurisdiction of incorporation and has all requisite corporate power and authority to own its properties and to conduct its business as described in the Final Memorandum. Each of the Glasstech Entities and Glasstech's Subsidiaries is and, after giving effect to the Merger, the Surviving Company and its Subsidiaries, will be duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect.

2. Glasstech has and, after giving effect to the Merger, the Surviving Company will have the authorized, issued and outstanding capitalization set forth in the Final Memorandum; all of the outstanding shares of capital stock of Glasstech and Glasstech's Subsidiaries have and, after giving effect to the Merger, the Surviving Company will have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights; except as set forth in the Final Memorandum, all of the outstanding shares of capital stock of Glasstech's Subsidiaries are owned, directly or indirectly, by Glasstech and, after giving effect to the Merger, all of the outstanding shares of capital stock of the Surviving Company's Subsidiaries will be owned, directly or indirectly, by the Surviving Company, in each case free and clear of all perfected security interests and, to the knowledge of such counsel, free and clear of all other liens, encumbrances, equities and

_________________________

1 Optionally, sections of this opinion can be provided by Kenneth Wetmore, General Counsel of the Company.

           claims or restrictions on transferability (other than those imposed by the Act and the securities or "Blue Sky" laws of certain jurisdictions) or voting.

3. Except as set forth in the Final Memorandum, (A) no options, warrants or other rights to purchase from Glasstech or any of its Subsidiaries shares of capital stock or ownership interests in Glasstech or any of its Subsidiaries are outstanding, (B) no agreements or other obligations to issue, or other rights to convert, any obligation into, or exchange any securities for, shares of capital stock or ownership interests in Glasstech or any of its Subsidiaries are outstanding and (C) no holder of securities of Glasstech or any of its Subsidiaries is entitled to have such securities registered under a registration statement filed by the Surviving Company pursuant to the Registration Rights Agreement.

4. The Issuer has all requisite corporate power and authority to execute, deliver and perform each of its obligations under the Indenture, the Notes, the Exchange Notes and the Private Exchange Notes; the Indenture meets the requirements for qualification under the TIA; the Indenture has been duly and validly authorized by the Issuer and, when duly executed and delivered by the Issuer (assuming the due authorization, execution and delivery thereof by the Trustee), will constitute the valid and legally binding agreement of the Issuer in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

5. Upon consummation of the Merger, the Surviving Company will have all requisite corporate power and authority to execute, deliver and perform each of its obligations under the Indenture, the Supplemental Indenture, the Notes, the Exchange Notes and the Private Exchange Notes; the Supplemental Indenture has been duly and validly authorized by the Issuer and Glasstech and, when duly executed and delivered by the Surviving Company (assuming the due authorization, execution and delivery thereof by the Trustee), will constitute the valid and legally binding agreement of the Surviving Company, enforceable against the Surviving Company, in accordance with its terms, except that the enforcement thereof may be subject to (i) bank-ruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

6. The Notes are in the form contemplated by the Indenture. The Notes have each been duly and validly authorized by the Issuer and, when duly executed and delivered by the Issuer and paid for by the Initial Purchaser in accordance with the terms of the Purchase Agreement (assuming the due authorization, execution and delivery of the Indenture by the Trustee and due authentication and delivery of the Notes by the Trustee in accordance with the Indenture), will constitute the valid and legally binding obligations of the Issuer and, upon consummation of the Merger, the Surviving Company, entitled to the benefits of the Indenture, as amended by the Supplemental Indenture, and enforceable against the Issuer and, upon consummation of the Merger, the Surviving Company in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

7. The Exchange Notes and the Private Exchange Notes have been duly and validly authorized by the Issuer and Glasstech and, when the Exchange Notes and the Private Exchange Notes have been duly executed and delivered by the Surviving Company in accordance with the terms of the Registration Rights Agreement and the Indenture, as amended by the Supplemental Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee and due authentication and delivery of the Exchange Notes and the Private Exchange Notes by the Trustee in accordance with the Indenture, as amended by the Supplemental Indenture), will constitute the valid and legally binding obligations of the Surviving Company, entitled to the benefits of the Indenture, as amended by the Supplemental Indenture, and enforceable against the Surviving Company in accordance with their terms, except that the enforcement thereof may be subject to
           (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

8. The Surviving Company will have all requisite corporate power and authority to execute, deliver and perform its obligations under the Registration Rights Agreement; the Registration Rights Agreement has been duly and validly authorized by the Issuer and Glasstech and, when duly executed and delivered by the Surviving Company (assuming due authorization, execution and delivery thereof by the Initial Purchaser), will constitute the valid and legally binding agreement of the Surviving Company, enforceable against the Surviving Company in accordance with its terms, except that (A) the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (B) the enforcement of provisions imposing liquidating damages, penalties or an increase in interest rate upon the occurrence of a default may be limited in certain circumstances and
           (C) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations.

9. The Issuer has all requisite corporate power and authority to execute, deliver and perform its obligations under the Purchase Agreement and to consummate the transactions contemplated thereby; after giving effect to the Merger, the Surviving Company will have all requisite corporate power and authority to perform its obligations under the Purchase Agreement and to consummate the transactions contemplated thereby; the Purchase Agreement and the consummation by the Glasstech Entities and the Surviving Company of the Transactions have been duly and validly authorized by each of the Glasstech Entities, and, when duly executed and delivered by the Issuer (assuming due authorization, execution and delivery thereof by the Initial Purchaser), will constitute the valid and legally binding agreement of the Issuer, and upon consummation of the Merger, the Surviving Company, enforceable against the Issuer, and upon consummation of the Merger, the Surviving Company in accordance with its terms, except that (A) the enforcement thereof may be subject to
           (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discre-tion of the court before which any proceeding therefor may be brought and (B) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations.

10. The Indenture, the Supplemental Indenture, the Notes and the Registration Rights Agreement conform in all material respects to the descriptions thereof contained in the Final Memorandum.

11. No legal or governmental proceedings are pending or, to the knowledge of such counsel, threatened to which any of the Glasstech Entities or Glasstech's Subsidiaries is a party or to which the property or assets of any of the Glasstech Entities or any of Glasstech's Subsidiaries is or, after giving effect to the Merger, the Surviving Company or any of its Subsidiaries will be subject which, if determined adversely to such party, would result, individually or in the aggregate, in a Material Adverse Effect, or which seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Notes to be sold hereunder or the consummation of the other Transactions.

12. None of Glasstech or its Subsidiaries is or, after giving effect to the Merger, none of the Surviving Company or its Subsidiaries will be
           (i) in violation of its certificate of incorporation or bylaws (or similar organizational document), (ii) to the knowledge of such counsel, in breach or violation of any statute, judgment, decree, order, rule or regulation applicable to any of them or any of their respective properties or assets, except for any such breach or violation which would not, individually or in the aggregate, have a Material Adverse Effect, or (iii) in breach or default under (nor has any event occurred which, with notice or passage of time or both, would constitute a default under) or in violation of any of the terms or provisions of any contract known to such counsel, except for any such breach, default, violation or event which would not, individually or in the aggregate, have a Material Adverse Effect.

13. The execution, delivery and performance of the Purchase Agreement, the Indenture, the Supplemental Indenture, the Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby (including, without limitation, the issuance and sale of the Notes to the Initial Purchaser) will not conflict with or consti-tute or result in a breach or a default under (or an event which with notice or passage of time or both would constitute a default under) or violation of any of (i) the terms or provisions of all other agreements and instruments to be executed and delivered by the Glasstech Entities or, upon consummation of the Merger, of the Surviving Company known to such counsel, except for any such conflict, breach, violation, default or event which would not, individually or in the aggregate, have a Material Adverse Effect,
           (ii) the certificate of incorporation or bylaws (or similar organizational document) of the Glasstech Entities or any of Glasstech's Subsidiaries or, upon consummation of the Merger, of the Surviving Company or its Subsidiaries, or (iii) (assuming compliance with all applicable state securities or "Blue Sky" laws) any statute, judgment, decree, order, rule or regulation known to such counsel to be applicable to the Glasstech Entities or any of Glasstech Subsidiaries or, upon consummation of the Merger, of the Surviving Company or its Subsidiaries or any of their respective properties or assets, except for any such conflict, breach or violation which would not, individually or in the aggregate, have a Material Adverse Effect.

14. No consent, approval, authorization or order of any governmental authority is required for (i) the issuance and sale by the Issuer of the Notes to the Initial Purchasers or the consummation by the Company of the other transactions contemplated hereby or (ii) the consummation by the Issuer of the transactions contemplated by the RevolvingCredit Facility, except such as may be required under Blue Sky laws, as to which such counsel need express no opinion, and those which have previously been obtained.

15. Glasstech and its Subsidiaries and, upon consummation of the Merger, the Surviving Company and its Subsidiaries will own or possess the Intellectual Property Rights necessary to conduct the businesses now or proposed to be operated by them as described in the Final Memorandum, and none of the Glasstech Entities or Glasstech's Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property Rights which, if such assertion of infringement or conflict were sustained, would have a Material Adverse Effect.

16. To the knowledge of such counsel, there are no legal or governmental proceedings involving or affecting the

           Glasstech Entities or Glasstech's Subsidiaries or any of their respective properties or assets which would be required to be described in a prospectus pursuant to the Act that are not described in the Final Memorandum, nor are there any material contracts or other documents which would be required to be described in a prospectus pursuant to the Act that are not described in the Final Memorandum.

17. The Issuer is not and, immediately after the sale of the Notes to be sold hereunder and the application of the proceeds from such sale (as described in the Final Memorandum under the caption "Use of Proceeds"), the Surviving Company will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

18. No registration under the Act of the Notes is required in connection with the sale of the Notes to the Initial Purchaser as contemplated by the Purchase Agreement and the Final Memorandum or in connection with the initial resale of the Notes by the Initial Purchaser in accordance with Section 3.2 of the Purchase Agreement, and prior to the commencement of the Exchange Offer (as defined in the Registration Rights Agreement) or the effectiveness of the Shelf Registration Statement (as defined in the Registration Rights Agreement), the Indenture is not required to be qualified under the TIA, in each case assuming (A) that the purchasers who buy such Notes in the initial resale thereof are qualified institutional buyers as defined in Rule 144A promulgated under the Act ("QIBs") or accredited investors as defined in Rule 501(a) (1), (2), (3) or (7) promulgated under the Act ("Accredited Investors") or (B) that the offer or sale of the Notes is made in an offshore transaction as defined in Regulation S.

19. Neither the consummation of the transactions contemplated by the Purchase Agreement nor the sale, issuance, execution or delivery of the Notes will violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

20. At the time the foregoing opinion is delivered, such counsel shall additionally state that it has participated in conferences with officers and other representatives of the Glasstech Entities, representatives of the independent public accountants for the Glasstech Entities, representatives of the Initial Purchaser and counsel for the Initial Purchaser, at which conferences the contents of the Final Memorandum and related matters were discussed, and, al-though it has not independently verified and is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Final Memorandum (except to the extent specified in paragraph 6), no facts have come to its attention which lead it to believe that the Final Memorandum, on the date thereof or at the Time of Purchase, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading (it being understood that such firm need express no opinion with respect to the financial statements and related notes thereto and the other financial, statistical and accounting data included in the Final Memorandum). The opinion of such counsel described on this Exhibit 1 shall be rendered to the Initial Purchaser at the request of the Glasstech Entities and shall so state therein.

           References to the Final Memorandum in this Exhibit 1 shall include any amendment or supplement thereto prepared in accordance with the provisions of the Purchase Agreement at the Time of Purchase.

                                                                       EXHIBIT 2



                  [FORM OF OPINION OF CAHILL GORDON & REINDEL]

              1. The Purchase Agreement has been duly authorized, executed and delivered by the Issuer and constitutes a legal, valid and binding agreement of the Issuer and, upon consummation of the Merger, will constitute a legal, valid and binding agreement of the Surviving Company, enforceable against the Issuer and, upon consummation of the Merger, against the Surviving Company in accordance with its terms, except that (A) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect affecting creditors' rights generally and by general principles of equity and discretion of the court before which any proceedings therefor may be brought and (B) rights to indemnification and contribution may be limited by federal or state securities laws or public policy considerations with respect thereto.

              2. The Registration Rights Agreement has been duly authorized, executed and delivered by the Issuer and constitutes a legal, valid and binding agreement of the Issuer and, upon consummation of the Merger, will constitute a legal, valid and binding agreement of the Surviving Company, enforceable against the Issuer and, upon consummation of the Merger, against the Surviving Company in accordance with its terms, except that (A) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect affecting creditors' rights generally and by general principles of equity and discretion of the court before which any proceedings therefor may be brought, (B) the enforceability of provisions imposing liquidated damages, penalties or an increase in interest rate upon the occurrence of a default may be limited in certain circumstances and (C) rights to indemnification and contribution may be limited by federal or state securities laws or public policy considerations with respect thereto.

              3. The Indenture has been duly authorized, executed and delivered by the Issuer and, assuming the due authorization, execution and delivery thereof by the Trustee is a legal, valid and binding agreement of the Issuer, enforceable against the Issuer in accordance with its terms, except that the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect affecting creditors' rights generally and by general principles of equity and the discretion of the court before which any proceedings therefor may be brought.

              4. The Supplemental Indenture has been duly authorized by the Issuer and Glasstech and when executed and delivered by the Surviving Company and, assuming the due authorization, execution and delivery thereof by the Trustee is a legal, valid and binding agreement of the Surviving Company, enforceable against the Surviving Company in accordance with its terms, except that the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect affecting creditors' rights generally and by general principles of equity and the discretion of the court before which any proceedings therefor may be brought.

              5. The Notes have been duly authorized, executed and delivered by the Issuer and, assuming due authentication of the Notes by the Trustee in accordance with the terms of the Indenture, are legal, valid and binding obligations of the Issuer and, upon consummation of the Merger, the Surviving Company, entitled to the benefits of the Indenture, as amended by the Supplemental Indenture, and enforceable against the Issuer and, upon consummation of the Merger, the Surviving Company in accordance with their terms, except that the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect affecting creditors' rights generally and by general principles of equity and the discretion of the court before which any proceedings therefor may be brought.

              6. Assuming, without independent investigation, (a) that the Notes are sold to the Initial Purchaser, and initially resold by the Initial Purchaser, in accordance with the terms of, and in the manner contemplated by, the Purchase Agreement and the Offering Memorandum, (b) the accuracy of the representations and warranties of the Glasstech Entities set forth in the Purchase Agreement and in the certificates delivered by officers of the Glasstech Entities pursuant to the Purchase Agreement, (c) the accuracy of the Initial Purchaser's representations and warranties set forth in the Purchase Agreement, (d) the due performance by the Issuer of the covenants and agreements set forth in the Purchaser Agreement and the due performance by the Initial Purchaser of the covenants and agreements set forth in the Purchase Agreement,
(e) the Initial

Purchaser's compliance with the offering and transfer procedures and restrictions described in the Offering Memorandum, (f) the accuracy of the representations and warranties deemed to be made pursuant to the Offering Memorandum by purchasers to whom the Initial Purchaser initially resells the Notes and (g) that each purchaser to whom the Initial Purchaser initially resells Notes receives a copy of the Offering Memorandum prior to such sale, it is not necessary in connection with the issuance and sale to you of the Notes by the Issuer under the circumstances contemplated by the Purchase Agreement or in connection with the initial resale of the Notes by the Initial Purchaser in accordance with the offering and transfer procedures and restrictions described in the Offering Memorandum and in the Purchase Agreement, to register any of the Notes under the Securities Act of 1933, as amended, or to qualify the Indenture under the Trust Indenture Act of 1939, as amended, it being understood that no opinion is expressed as to any subsequent resale of the Notes.

              7. The Notes, the Indenture and the Supplemental Indenture conform in all material respect to the descriptions thereof in the Offering Memorandum under the caption "Description of the Notes."

                                                                       EXHIBIT 3





                      [FORM OF OPINION OF BROOKS & KUSHMAN]

1. To the best of such counsel's knowledge, all patents, trademarks and service marks (registered or unregistered), and trade names, including pending applications for any of the foregoing, that are owned, licensed or used by Glasstech or any of its Subsidiaries in the United States or abroad, are listed on Schedule A attached to such counsel's opinion (the "Intellectual Property"; Intellectual Property licensed or registered abroad the "Foreign Intellectual Property." Intellectual Property other than Foreign Intellectual Property the "Domestic Intellectual Property.").

2. Except as disclosed in the Offering Memorandum, Glasstech is the sole and exclusive owner of all right, title and interest in and to the Domestic Intellectual Property free and clear of all liens, claims, charges, rights of use, encumbrances, and restrictions whatsoever and to the best knowledge of such counsel, Glasstech is the sole and exclusive owner of all right, title and interest in and to the Foreign Intellectual Property free and clear of all liens, claims, charges, rights of use, encumbrances, and restrictions whatsoever (in all cases without payment to any other person or entity, except as set forth in any sales contract in the ordinary course of business, and except for maintenance fees payable to governmental entities in the ordinary course of business).

3. Except as disclosed in the Final Memorandum, to the best of such counsel's knowledge, the business of Glasstech or any of its Subsidiaries, as conducted prior to the Time of Purchase, and the consummation of the Offering and the other Transactions was not, is not, and will not be in contravention of any patent, trademark, service mark, trade name, copyright, or other proprietary right of any third party.

4. Except as disclosed in the Final Memorandum, to the best of such counsel's knowledge, the Intellectual Property rights are not infringed by any person or other entity.

5. To the best of such counsel's knowledge, no product, process method or operation presently sold, engaged in or em-ployed by Glasstech or any of its Subsidiaries infringes upon any rights owned by any other person, firm, corporation or other legal entity.

6. Such statements in the Final Memorandum as counsel shall have reasonably determined relate to Intellectual Property rights, insofar as such statements constitute summaries of matters of law, are accurate and complete statements or summaries of such matters of law set forth therein.

         References to the Final Memorandum in this Exhibit 2 shall include any amendment or supplement thereto prepared in accordance with the provisions of the Purchase Agreement at the Time of Purchase.